                                                                   Exhibit 10.36

                                     CONSENT

                  CONSENT (this "Consent"), dated as of March 15, 2002, among AMERUS GROUP CO., an Iowa corporation (the "Borrower"), the lending institutions party hereto (each a "Bank" and, collectively, the "Banks"), THE BANK OF NEW YORK, MELLON BANK, N.A. and FLEET NATIONAL BANK as Co-Arrangers, and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent") and Co-Arranger. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :

                  WHEREAS, the Borrower, the Banks, the Administrative Agent and the Co-Arrangers are parties to a Credit Agreement, dated as of December 12, 2001 (as amended, modified and/or supplemented to the date hereof, the "Credit Agreement");

                  WHEREAS, Indianapolis Life Insurance Company (the "Seller"), a Material Subsidiary of the Borrower, desires to sell (the "Sale") all of the issued and outstanding shares of capital stock of Western Security Life Insurance Company, an Arizona corporation and a Regulated Insurance Company ("Western Security"), pursuant to that certain Stock Purchase Agreement, dated as of December 19, 2001, among the Seller and Delta Dental Plan of California, in the form of Exhibit A attached hereto (the "Stock Purchase Agreement"); and

                  WHEREAS, subject to the terms and conditions of this Consent, the parties hereto wish to provide the consents described herein;


                  NOW, THEREFORE, it is agreed:

I.       Consent to Consummation of the Sale.

                  Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, Section 7.02, the Banks hereby consent to the consummation of the Sale; provided that (w) such Sale is consummated in all material respects in accordance with the terms of the Stock Purchase Agreement, and prior thereto the Seller shall have received all necessary or desirable consents in connection therewith, (x) the aggregate fair market value of the Assets (as defined in the Stock Purchase Agreement) does not exceed $8,000,000, (y) the balance sheet of Western Security immediately prior to the consummation of the Sale is not materially different from the pro-forma balance sheet set forth on Exhibit B attached hereto, and (z) no Default or Event of Default exists both before and after giving effect to the consummation of the Sale.

II.      Miscellaneous Provisions.

                  1. In order to induce the Banks to enter into this Consent, the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Consent Effective Date, both before And after giving effect to this Consent; and

                  (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Consent Effective Date both before and after giving effect to this Consent, with the same effect as though such representations and warranties had been made on and as of the Consent Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  2. This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Consent shall become effective on the date (the "Consent Effective Date") when (i) each of the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent and (ii) the Borrower shall have paid to the Administrative Agent for the account of each Bank which executes and delivers to the Administrative Agent a counterpart hereof by 5:00 p.m. (New York City time) on March 25, 2002, a non-refundable cash fee (in U.S. dollars) (the "Consent Fee") equal to 0.10% of the aggregate amount of such Bank's Commitment (as in effect on the date hereof), which Consent Fee shall be in addition to all other fees, costs and expenses paid or payable to the Administrative Agent and the Banks. The Consent Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter.

                  6. From and after the Consent Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Consent as of the date first above written.


                                             AMERUS GROUP CO.


                                             By  /s/ Brenda J. Cushing
                                                 -------------------------------
                                                 Name:  Brenda J. Cushing
                                                 Title: Senior Vice President
                                                        and Controller

                                             JPMORGAN CHASE BANK,
                                             Individually and as Administrative
                                             Agent and Co-Arranger


                                             By  /s/ Helen L. Newcomb
                                                 -------------------------------
                                                 Name:  Helen L. Newcomb
                                                 Title: Vice President

                                             THE BANK OF NEW YORK,
                                             Individually and as a Co-Arranger


                                             By  /s/ Evan Glass
                                                 -------------------------------
                                                 Name:  Evan Glass
                                                 Title: Vice President

                                             MELLON BANK, N.A.,
                                             Individually and as a Co-Arranger


                                             By  /s/ Carrie Burnham
                                                 -------------------------------
                                                 Name:  Carrie Burnham
                                                 Title: Assistant Vice President

                                             FLEET NATIONAL BANK,
                                             Individually and as a Co-Arranger


                                             By  /s/ David A. Bosselait
                                                 -------------------------------
                                                 Name:  David A. Bosselait
                                                 Title: Director

                                             BANK ONE, N.A.


                                             By  /s/ Thomas A. Kiepura
                                                 -------------------------------
                                                 Name:  Thomas A. Kiepura
                                                 Title: Director

                                             CREDIT SUISSE FIRST BOSTON


                                             By  /s/ Jay Chall
                                                 -------------------------------
                                                 Name:  Jay Chall
                                                 Title: Director


                                             By  /s/ Jeffrey Bernstein
                                                 -------------------------------
                                                 Name:  Jeffrey Bernstein
                                                 Title: Vice President

                                            THE FIFTH THIRD BANK


                                            By  /s/ Marie B. Magnin
                                                -------------------------------
                                                Name:  Marie Magnin
                                                Title: Corporate Banking Officer